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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): November 16, 1998



                          FPA Medical Management, Inc.
             (Exact name of registrant as specified in its charter)



        Delaware                        0-24276                33-0604264
----------------------------          -----------            -------------
(State of other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)


                                3636 Nobel Drive
                               San Diego, CA 92122
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (619) 453-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.
----------------------

         As previously reported on a Current Report on Form 8-K, on July 19, 1998 and various dates thereafter through August 7, 1998, the Registrant and various of its subsidiaries and affiliates (collectively, the "Debtors") filed for protection under Chapter 11 in the United States District Court for the District of Delaware (the "Bankruptcy Court"). The cases have been consolidated for the purpose of joint administration and have been assigned to Chief United States Bankruptcy Judge Peter J. Walsh. The consolidated caption is: In re FPA Medical Management, Inc., et al. Debtors, Case Nos. 98-1596 through 98-1685.

         On November 16, 1998, FPA Medical Management, Inc. and various of its subsidiaries and affiliates filed with the United States Bankruptcy Court for the District of Delaware its monthly operating report for the period from September 28, 1998 through October 30, 1998 (the "MOR"), which is attached hereto as Exhibit 99.1.(1)

---------

(1) The attachments and exhibits referenced in the MOR are not attached as part of Exhibit 99.1, but are available at the Office of the United States Trustee and the Bankruptcy Court. In addition, the Registrant agrees that it will furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

         (c)    Exhibits

                99.1 Monthly Operating Report for the period from September 28, 1998 through October 30, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      FPA MEDICAL MANAGEMENT, INC.


                                      By: /s/ Stephen J. Dresnick
                                          ------------------------------------
Date: December 1, 1998                    Stephen J. Dresnick
                                          Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX



Number         Exhibit
------         -------

99.1 Monthly Operating Report for the period from September 28, 1998 through October 30, 1998.


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